Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of NanoFlex Power Corporation, formerly Universal Technology Systems Corp. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Company’s Annual Report on Form 10-K for the period ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2017

/s/ Dean L. Ledger
Dean L. Ledger
Chief Executive Officer
(principal executive officer)

/s/ Mark Tobin
Mark Tobin
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)